UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2013

NUMBEER, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153172	26-2374319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7660 Pebble Drive, Fort Worth, Texas	76118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 616-3161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Table of Contents

8-K – FORM 8-K

Item 2.01 – Filing of Schedule 14C

Item 9.01 – Exhibits

SIGNATURES

EXHIBIT INDEX

EX-99.1 (EXHIBIT 99.1)

Item 2.01 Filing of Schedule 14C Announcing Proposed Amendments to Articles of Incorporation

On September 26, 2013 Numbeer, Inc. (the “Company”) filed a preliminary Information Statement on Schedule 14C (the “Preliminary Information Statement”) with the Securities and Exchange Commission (“SEC”) to notify its shareholders that the Company’s Board of Directors and shareholders holding a majority of the outstanding voting capital stock have authorized proposed Amendments to the Company’s Articles of Incorporation (the “Amended Articles”).

The Preliminary Information Statement is still in review process with the SEC. Once the review is completed, the Company will file the Amended Articles with the Nevada Secretary of State twenty (20) days after the definitive Information Statement is mailed to the Company’s shareholders.

The Company announced the Preliminary Information Statement filing in a press release dated November 11, 2013, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Please see the attached Exhibit 99.1 and the Preliminary Information Statement for a complete description of the proposed Amendments to the Articles of Incorporation, which disclosures are incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 11, 2013 announcing Preliminary Information Statement filing and proposed Amendments to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMBEER, INC.

Date: November 11, 2013	By:	/s/ JAMES R. EMMONS
Name: James R. Emmons Title: President and CEO (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 11, 2013 announcing Preliminary Information Statement filing and proposed amendments to Articles of Incorporation.